Exhibit (24) (i)

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                     ====================================

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 2-64427, 2-99113 and 33-28576) and Form S-3 (No. 2-58934) of Curtiss-Wright Corporation of our report dated February 14, 1994, appearing on page 41 of the 1993 Curtiss-Wright Corporation Annual Report which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears on page 18 of this Form 10-K.




Price Waterhouse
Price Waterhouse

Hackensack, NJ
March 29, 1994


                                                          Exhibit (24) (ii)

                                               certified public accountants

COOPERS & LYBRAND




               CONSENT of INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the following registration statements of Curtiss-Wright Corporation of our report, which includes an explanatory paragraph that described the litigation discussed in Note 10 to the consolidated financial statements, dated February 10, 1992, on our audits of the consolidated financial statements of Curtiss-Wright Corporation and Subsidiaries the year ended December 31, 1991, which are incorporated by reference in this Annual Report on Form 10K and the consolidated financial statement schedules of Curtiss-Wright Corporation and Subsidiaries, which report is included in this Annual Report on Form 10K:

          The Registration Statement (Registration No. 2-58934) of Curtiss-Wright Corporation covering common stock under said Corporation's Restricted Stock Purchase Plan in
          1974;

          The Registration Statement (Registration No. 2-64427) of Curtiss-Wright Corporation covering common stock issued under said Corporation's Restricted Stock Purchase Plan and 1979 Restricted Stock Purchase Plan;

          The Registration Statement (Registration No. 2-53886) of Curtiss-Wright Corporation covering common stock issued under the Qualified Stock Option Plan of Curtiss-Wright
          Corporation;

          The Registration Statement (Registration No. 33-28576) covering common stock issued under the Curtiss-Wright
          Corporation 1989 Restricted Stock Purchase Plan; and

          The Registration Statement (Registration No. 2-99113) of Curtiss-Wright Corporation covering common stock issued under the Curtiss-Wright Corporation 1985 Stock Option
          Plan.


COOPERS & LYBRAND
COOPERS & LYBRAND

New York, New York
March 29, 1994

                                   -77-